UBS 2004 Natural Gas & Electric Utilities Conference

Curt Hébert
Executive Vice President,
External Affairs

February 12, 2004

Entergy

Safe Harbor and Regulation G Compliance

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: From time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and negotiations, including various performance-based rate discussions, and other regulatory decisions, including those related to Entergy's utility supply plan, Entergy's ability to reduce its operation and maintenance costs, particularly at its Non-Utility Nuclear generating facilities including the uncertainty of negotiations with unions to agree to such reductions, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities – particularly the ability to extend or replace the existing power purchase agreements for the Non-Utility Nuclear plants – and the prices and availability of power Entergy must purchase for its utility customers, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, Entergy-Koch's profitability in trading electricity, natural gas, and other energy-related commodities, changes in the number of participants in the energy trading market, and in their creditworthiness and risk profile, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt and to fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in inflation and interest rates, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, volatility and changes in markets for electricity, natural gas, and other energy-related commodities, changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, and the establishment of a regional transmission organization, changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of Indian Point or other nuclear generating facilities, changes in law resulting from proposed federal energy legislation, changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, and other substances, the economic climate, and particularly growth in Entergy's service territory, variations in weather, hurricanes, and other disasters, advances in technology, the potential impacts of threatened or actual terrorism and war, the success of Entergy's strategies to reduce taxes, the effects of litigation, changes in accounting standards, changes in corporate governance and securities law requirements and Entergy's ability to attract and retain talented management and directors.

This presentation includes non-GAAP measures when describing Entergy's results of operations and financial performance. These non-GAAP measures differ from GAAP in that they are calculated using operational net income, which excludes the impact of special items. Special items are those events that are not routine, are related to prior periods, or are related to discontinued operations. A reconciliation of operational earnings per share to the most directly comparable GAAP measure, as reported earnings per share, can be found in Entergy's investor earnings releases for 1998 through 2003. Entergy's investor earnings releases are posted on our website at www.entergy.com/investor.

Discussion Outline

Business Profile and Strategy	Financial Performance	Key Regulatory Initiatives	Balanced Aspirations for the Future
Strategic execution offers competitive advantage	*Industry leading financial results*	*Positive results are achievable*	*Near-term projections support long-term goals*

Execution Is at the Core of Entergy's Strategy



Financial Aspirations
Strategic Themes
Portfolio of Business Models
Leadership
Capabilities

What We Want To Achieve

- Top quartile total shareholder return
- Average annual earnings growth of 8-10% near-term; 5-6% long-term
- Improved business position – A credit rating
- 10% long-term return on invested capital
- Consistent annual dividend increases

What We Believe Creates Value

- Creative regulatory solutions
- High operating productivity
- POV-based portfolio decisions

How We Compete

- Integrated utility: delivering reliable electricity
- Nuclear: producing at high productivity levels
- EK: providing leading risk products/services

Who We Are

- Experienced industry management
- Passionately driven to succeed
- Attentive to balancing interests

What We Leverage

- Core energy commodity knowledge
- Energy infrastructure operations skills
- Regulatory design and solutions
- Complex transactional skills

Entergy's Strategy Is Supported by a Diversified Asset Base

Entergy's Businesses



Entergy Nuclear
Utility
Entergy-Koch
Owned non-utility nuclear plants
Nuclear plants under contract
Gas pipeline
Gas storage
Assets under management

- **Utility**
  - Five electric utilities with 2.6 million customers
  - Four states – Arkansas, Louisiana, Mississippi, Texas
  - Over 22,000 MW generating capacity
  - Two gas utilities with 240,000 customers
- **Entergy Nuclear (non-utility nuclear business)**
  - Five plants in northeastern US
  - 4,000 MW owned generating capacity
  - 800 MW under management services contract
  - Contracts with other nuclear owners to manage decommissioning for 1 plant, license renewal for 4 plants
- **Entergy-Koch, L.P.**
  - Gas transportation business with 8,000 miles of pipeline and 68 BCF gas storage
  - Energy marketing and trading business in US and Europe trading gas, electricity and weather products

Utility Strategy Emphasizes Customer Service, Reliability and Regulatory Relationships

How Do We Compete?

Customers	?Residential, commercial, government and industrials	
Products/ Services	?Electricity and gas distribution	
Competitors	?None	
Growth Potential	?Productivity improvements ?Investments in rate base ?ROE enhancements/ incentives	
Competitive Advantages	?Generation performance	?Top decile/quartile cost performance in fossil/nuclear
	?System reliability	?45%+ improvements in outage performance
	?Customer service	?30% improvements in call center response
	?Regulatory relationship management	?Successful rate proceedings in multiple jurisdictions

Where Do We Compete?



Entergy Arkansas
Entergy Mississippi
Entergy Louisiana
Entergy Gulf States
Entergy New Orleans

Operational Excellence Is at the Heart of Entergy Nuclear's Strategy

How Do We Compete?

Where Do We Compete?



FitzPatrick
Vermont Yankee
Indian Point 2 & 3
Pilgrim

Customers	? Utilities ? Single unit operators ? Nuclear plant owners	
Products/ Services	? Generation ? Decommissioning/ license renewal/ management services	
Competitors	? 3-5 U.S. nuclear operators	
Growth Potential	? Productivity improvements ? Acquisitions ? Operating contracts/leases	
Competitive Advantages	? Transaction/execution skills	? First and most acquisitions closed
	? Operational excellence	? Refueling and operating performance exceed industry average
	? Economies of scale	? Regional concentration leverages integration and consolidation
	? Management team strength	? Senior team with nearly 200 years of nuclear operating experience

Gulf South Pipeline's Strategy Focuses on Location and Storage Advantages

How Do We Compete?

Customers	• Local distribution companies • Industrials, power plants and pipelines	
Products/ Services	• Gas transportation and gas storage	
Competitors	• Intrastate/interstate pipelines • Gulf Coast storage operators	
Growth Potential	• Productivity improvements • "Niche" pipeline expansions • Additional storage	
Competitive Advantages	• Operational excellence	? Technology investments leading to improved capacity management and compliance
	• Strategic location	? Major multi-regional interconnections
	• Interconnection with key U.S. pipelines	? Gulf South's network delivers into a national gas pipeline grid, and connects to more than 100 pipelines

Where Do We Compete?


Gulf of Mexico
GULF SOUTH

Entergy-Koch Trading's Strategy Is Well Integrated Across Commodities and Markets

How Do We Compete?

Customers	? Utilities, LDCs, producers and industrials
Products/ Services	? Electricity, gas and weather products ? Asset management and financial optimization services ? POV trading
Competitors	? ~5 major banks ? 2-3 trading companies with investment grade credit ratings
Growth Potential	? Expand customer base in US ? Expand European operations

Where Do We Compete?



Competitive Advantages	? Solid credit ratings	? Only A/A3 credit without parent guarantee
	? Analytical expertise	? Asymmetrical trading driven by analyses and transactional capabilities
	? Customer relationships	? Capacity to package physical and financial products
	? Product innovation	? Leader in development of weather products
	? Risk control and compliance	? Two-thirds of resources dedicated to mid and back-office activities

Discussion Outline

Business Profile and Strategy	Financial Performance	Key Regulatory Initiatives	Balanced Aspirations for the Future
Strategic execution offers competitive advantage	*Industry leading financial results*	*Positive results are achievable*	*Near-term projections support long-term goals*

Strong Earnings Growth Achieved Since New Strategy Adopted in 1998

Operational Earnings Per Share
12 Months Ended 2Q98-4Q03, $



4.50
4.00
3.50
3.00
2.50
2.00
1.50
99%
2Q98
2Q99
2Q00
2Q01
2Q02
2Q03
4Q03

Earnings Per Share Growth vs. S&P Electrics*
12 Months Ended 2Q98-3Q03, %



300
200
100
0
-100
-200
-300
ETR
Median

**Source: Compustat; excludes AYE*

Competitor data excludes after-tax "special items" per Computstat; Entergy data excludes the impact of special items as shown in Entergy Earnings Releases

Since 98, Entergy More Than Doubled Net Margin ...

Operational Net Margin
12 Months Ended 2Q98-4Q03; %


12
9
6
3
0
107%
2Q98
2Q99
2Q00
2Q01
2Q02
2Q03
4Q03

Operational Net Margin Improvement vs. S&P Electrics*
12 Months Ended 2Q98-3Q03; %


ETR
150
100
50
0
-50
-100
-150
-200
-250
-300
Median

**Source: Compustat; excludes AYE*

Competitor data excludes after-tax "special items" per Compustat; Entergy data excludes the impact of special items as shown in Entergy Earnings Releases

… Increased Returns on Invested Capital …

Operational Return on Invested Capital
12 Months Ended 2Q98-4Q03, %



28%
9
8
7
6
5
4
2Q98
2Q99
2Q00
2Q01
2Q02
2Q03
4Q03

Return on Invested Capital Improvement vs. S&P Electrics*
12 Months Ended 2Q98-3Q03, %



100
50
0
-50
-100
-150
-200
ETR
Median

**Source: Compustat; excludes AYE*

Competitor data excludes after-tax "special items" per Compustat; Entergy data excludes the impact of special items as shown in Entergy Earnings Releases

… And Strengthened the Balance Sheet

Net Debt to Net Capital
12 Months Ended 2Q98-4Q03, %


-16%
60
55
50
45
40
35
30
2Q98
2Q99
2Q00
2Q01
2Q02
2Q03
4Q03

Net Debt to Net Capital Improvement vs. S&P Electrics*
12 Months Ended 2Q98-3Q03, %


70
60
50
40
30
20
10
0
-10
-20
Median
ETR

** Source: Compustat; excludes AYE*

Discussion Outline

Business Profile and Strategy

Strategic execution offers competitive advantage

Financial Performance

Industry leading financial results

Key Regulatory Initiatives

Positive results are achievable

Balanced Aspirations for the Future

Near-term projections support long-term goals

Entergy Arkansas Will File to Obtain Recovery for New Steam Generator

	Measures
Estimated Rate Base	$3.2 B
Last Authorized ROE	11.0%
Rate Base Equity	37%
03 Book ROE	9.4%
03 Operational ROE	11.7%

Potential Rate Action

? $235 M investment in ANO1 steam generator and vessel head

? EAI received pre-approval of the need for this investment from the APSC in May 2003

? Mid 2005 filing – replacement complete in 4th quarter 2005

Two Cases Are Pending Before the LPSC

Entergy Louisiana 2004 Rate Case

ELI Filing

$167 M Prospective Base Rate Increase

- $72 M PPA and new rate base for proposed supply plan
- $28 M Reliability and customer service capital investments since April 2001
- $21 M ROE of 11.4% assuming 47% equity
- $36 M 2002 test year changes (primarily O&M)
- $10 M Short-term energy purchases

$167 M Total

Entergy Gulf States – Louisiana 9th Earnings Review

EGSI-LA Filing

$23 M Revenue Deficiency

LPSC Staff Testimony

~$50 M Prospective Rate Decrease

Procedural Schedule

- May 2004 hearings
- ALJ decision early 2005
- Final decision 3 months after ALJ decision

One of Two Potential Paths Will Improve Results at Entergy Gulf States-TX

EGSI-Texas Operational ROE
%



7.5
6.6
02
03

Potential Retail Open Access Earnings

- Earnings uplift potential for EGSI-TX (transmission, distribution, generation, & retail) at gas prices of $4/MMbtu or greater

Potential Rate Increase Components

- ~$40 million revenue increase to cover ~$25 million net income shortfall
- Recovery of $100+ million spent since 1999 to prepare for competition

Retail Open Access Milestones	Required Approvals			Expected Timing
	FERC	PUCT	LPSC	
Protocols	Done	Done		1Q04
Interim transmission organization	✓	✓		2Q04
Pilot program		✓		2Q04
Market readiness test		✓		1Q05
Business separation plan	✓	✓	✓	1Q05

Incentives at Entergy Mississippi and Entergy New Orleans Will Contribute to Results



Operational ROE vs. Potential 04 ROE
%
EMI
ENOI
9.2
13.7
10.6 – 13.9+
-1.8
7.6
10.3 – 13.3
Avg. 01-02
03
Potential
Avg. 01-02
03
Potential

	EMI	ENOI
Allowed Midpoint	11.75%	11.25%
ROE Range	+/- 110 bps plus sharing	+/- 100 bps
Performance Potential	100 bps	100 bps
Expiration	None	June 2005

Resolving Pending FERC Proceedings Will Further Reduce Regulatory Uncertainty

Pending Case	Description
System Agreement	• Production cost equalization case related to the allocation of fuel and purchased power expense among operating companies • ALJ decision issued February 2004 • FERC decision anticipated by end of 2004, with implementation in mid 2005
Affiliate Transactions	• Generation supply plan included PPAs for a combination of affiliate and non-affiliate generation resources • Affiliate contracts are subject to FERC approval • Contracts became effective June 2003 subject to refund; hearings scheduled for June 2004; FERC order anticipated in third quarter 2004
Alternative Transmission Structure	• Alternative to SeTrans RTO • Includes independent transmission oversight and transition to participant funding • Filing to be made in first quarter 2004; FERC decision within 60 days thereafter; implementation in early 2005

Discussion Outline

Business Profile and Strategy	Financial Performance	Key Regulatory Initiatives	Balanced Aspirations for the Future
Strategic execution offers competitive advantage	*Industry leading financial results*	*Positive results are achievable*	*Near-term projections support long-term goals*

Entergy's Aspirations Emphasize Operational Results, Financial Flexibility and Returns

Aspirations	Near-Term	Long-Term
Operating Performance	• Deliver average annual earnings growth of 8-10% • Improve net margin • Achieve $145 M in cost savings	• Deliver average annual earnings growth of 5-6% • Maintain top-quartile net margin • Maintain top-quartile cost position
Financial Flexibility	• Maintain or improve 45-50% net debt to net capital ratio • Maintain or improve 4x or better interest coverage	• Further improve credit metrics and business position • Achieve an A credit rating
Investment Returns	• Achieve 9% return on invested capital • Reinvest at high rate of return	• Achieve 10% return on invested capital • Annually increase the dividend • Deliver top-quartile total shareholder return

Questions & Answers

February 12, 2004

Entergy